Credit Suisse
2008 Leveraged Finance
Conference
Phoenix , Arizona
March 26, 2008

Statements made in this presentation may contain “forward-looking” information, such as forecasts of future financial performance. Such statements involve risks and uncertainties and are subject to change at any time.
Factors that could cause actual results to differ materially include, but are not limited to, the following:
potential liability for losses not covered by, or in excess of, our insurance; continued compliance by the
Company under its debt agreements; changes in Medicare and Medicaid reimbursements; the impact of federal and state regulations and investigations; changes in payor mix and payment methodologies; our ability to receive increases in reimbursement rates from government payors to cover increased costs; and competition for qualified staff in the healthcare industry. More information on these and other factors that could affect our business and financial results are included in our Annual Report on Form 10-K for the year ended
December 31, 2007 and other public filings made with the Securities and Exchange Commission.
The forward-looking statements involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond our control. We caution that any forward-looking statements made by us are not guarantees of future performance. We disclaim any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments.
Furthermore, references to non-GAAP financial information and pro forma, normalized data contained herein are reconciled to comparable GAAP financial information in our earnings release dated March 5, 2008 which is available on our website at www.sunh.com and has been filed with the SEC in an 8-K. Any documents filed by
Sun with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and stockholders of Sun may obtain free copies of the documents filed with the SEC by contacting the Investor
Relations Department of Sun at (505) 468-2341 (TDD users, please call (505) 468-4458) or by sending a written request to Investor Relations, Sun Healthcare Group, Inc., 101 Sun Avenue NW, Albuquerque, NM 87109. You
may also read and copy any reports, statements, and other information filed by Sun with the SEC at the SEC public reference room at 450 Fifth Street, NW, Room 1200, Washington, D.C. 20549. Please call the SEC at
(800) SEC-0330 or visit the SEC’s web site for further information on its public reference room.
References to “Sun” refer to Sun Heatlhcare Group, Inc. and its subsidiaries.

Forward-Looking Statements

Key Credit Strengths
 • Attractive industry fundamentals and
 reimbursement outlook
 • Nationally diversified portfolio of facilities
 • Focus on high-acuity patients
 • Strong financial performance and underlying
 asset coverage
 • Robust cash flow
 • Proven and experienced management team

Source: US Census Bureau
(in millions)
7
4
6
10
15
21
1.5%
2.0%
2.2%
2.6%
3.9%
5.0%
0
5
10
15
20
2000A
2010E
2020E
2030E
2040E
2050E
0%
2%
4%
6%
8%
10%
85+ Population
% of Total Population
Attractive Industry Demographics
4
Declining Number
of Nursing Facilities
and Beds
Source: AHCA June 2007
85 + Population

• Strong asset base of 213 inpatient
 facilities across 25 states:
 – 190 SNFs
 • 33 RRS units
 • 51 Alzheimer units
 – 15 ALFs/ILFs
 – 8 Mental Health
• Significant facility ownership
 – 82 Facilities - 38%
• High CON concentration provides
 barriers to entry
 – 17 of 25 states
• Leverages existing Sun
 infrastructure to realize significant
 cost savings
Total: $1,749.9 million
2007
2007
Sun Healthcare Group
Sun Healthcare Group
Pro Forma Twelve Months
Pro Forma Twelve Months
($ in millions)
Skilled
Mix
$541.5
Medicaid
$738.4
Private Pay
and Other
$470.0

5
30.9%
42.2%
26.9%
Sun Pro Forma for Harborside Acquisition

6

10
15
3
1
9
1
12
12
3
20
3
19
10
1
15
2
17
7
9
9
8
9
7

24,002 Licensed Beds in 25 States
23,189 Available Beds

Medicare as a % of Revenue (2)
Inpatient Revenue Quality Mix (3)
Inpatient Revenue Per Patient Day
Occupancy (1)
(3) Quality mix includes all non-Medicaid inpatient revenues.
29.6%
29.9%
Q4 2006
Q4 2007
89.7%
89.3%
Q4 2006
Q4 2007
$378
$329
$157
51.3%
53.0%
Q4 2006
Q4 2007
(1) Occupancy excludes hospitals
(2) Medicare as a % of Revenue includes Americare and Hospice
Medicaid
$164
$155
$311
$411
7
Private and Other
(Percentages represent change from prior period)
2006
2007
89.5%
89.5%
2006
2007
30.7%
30.1%
51.2%
52.6%
2006
2007
Q4 2006
Q4 2007
$167
Managed Care/Comm
Medicare Part A
4.5%
7.7%
5.8%
8.7%
Improving Inpatient Performance Metrics
Pro Forma Sun with Harborside

.
SNFs- Lowest Cost Setting for
Rehab and Recovery
8
Comparison of per Case Rates
 SNF
IRF
LTAC
Tracheotomy with Vent
 $10,051
$26,051
$115,463
Respiratory with Vent
7,897
26,051
74,689
Joint Replacement
6,165
17,135
67,104
Hip Fracture
 10,618
18,487
44,633
Stroke
8,905
34,196
31,496
Average
$ 8,727
$24,384
$66,677
Source: Medpac
.
SNFs Are Lowest Cost Providers

ШAverage bed size: 21 beds per center
ШCost/bed : $15,000/bed
ШDevelopment time: 6 months
ШTarget to have 50 to 55 units by year end 2008
9
Rehab Recovery Suites -Product Profile
Rehab Recovery Suites -Product Profile
• Separate and distinct units within a center
• Enhanced therapy and clinical product
• Hospitality services - dedicated concierge
• Target short-term younger Medicare and
 managed care patient
• ALOS: 31 days

4th Quarter 2007 Occupancy
4th Quarter 2007 Rehab %
4th Quarter 2007 ALOS
10
Centers w/RRS units
All other centers
Centers w/RRS units
All other centers
All
Other
Centers
33
RRS
Units
31
Q4 ‘07
Q4 ‘07
Q4 ‘06
Q4 ‘06
Q4 ‘07
Q4 ‘07
3.1%
3.4%
17.0%
17.4%
2.0%
2.4%
13.4%
13.3%
Managed Care %
Medicare %
84.0%
43.3%
85.2%
38.2%
Q4 ‘07
Q4 ‘07
Rehab
REX
Rehab Recovery Suites -Opportunity for Growth

Q4’07	Q4’06	2007	2006	Q4’07	Q4’06	2007	2006
33	32	33	32	38	20	38	20
$33.1	$30.2	$127.1	$119.3	$29.8	$24.6	$113.9	$97.4
$2.5	$1.6	$8.3	$3.4	$2.6	$2.6	$8.9	$7.9
7.5%	5.3%	6.5%	2.8%	8.8%	10.7%	7.8%	8.1%
Specializes in temporary therapy,
pharmacy, physician, and nurse
staffing
Sun’s ancillary businesses are complementary to its core business
11
Description
Geography (states)
Gross Revenue
Margin
EBITDA
One of the largest contract rehab
companies, providing physical,
occupational and speech rehab
therapy services

Financial Performance

	Actual Results		Pro Forma
(Dollars in thousands)	Quarter Ended December 31,		Prior Yr Q4
	2007	2006	2006

Revenue	$ 450,549	$ 258,436	$ 421,365
Depreciation and amortization	7,893	3,212	7,943
Interest expense, net	15,479	4,364	8,980
Income (loss) from continuing operations	37,087	9,012	11,910

EBITDAR normalized	$ 55,665	$ 25,411	$ 47,274
Margin - EBITDAR normalized	12.4%	9.8%	11.2%

EBITDA normalized	$ 36,932	$ 11,259	$ 26,272
Margin - EBITDA normalized	8.2%	4.4%	6.2%

Income from continuing operations - normalized	$ 8,781	$ 6,418	$ 9,620
Diluted earnings per share - normalized	$ 0.20	$ 0.19	$ 0.22
Sun Fourth Quarter 2007 Results

	Actual Results		Pro Forma Results
(Dollars in thousands)	Year Ended December 31,		Year Ended December 31,
	2007	2006	2007	2006
Revenue	$1,587,307	$ 1,004,897	$1,749,874	$ 1,647,838
Depreciation and amortization	31,537	14,708	36,289	32,505
Interest expense, net	44,380	18,504	49,025	33,851
Income from continuing operations	56,675	12,392	55,373	27,122
EBITDAR normalized	$ 189,964	$ 90,817	$ 210,520	$ 175,582
Margin - EBITDAR normalized	12.0%	9.0%	12.0%	10.7%
EBITDA normalized	$ 117,951	$ 37,852	$ 131,553	$ 93,340
Margin - EBITDA normalized	7.4%	3.8%	7.5%	5.7%
Income from continuing operations - normalized	$ 27,165	$ 6,040	$ 29,976	$ 23,060
Diluted earnings per share - normalized	$ 0.63	$ 0.19	$ 0.69	$ 0.53

(Dollars in millions)	2008 Guidance
	Low	High

Revenue	$ 1,840.0	$ 1,850.0
EBITDAR	238.0	242.0
EBITDA	162.0	166.0
Income from continuing operations	37.2	39.6

EBITDAR margin	12.9%	13.1%

EBITDA margin	8.8%	9.0%
Sun 2008 Guidance

( $ In Millions)
		December 31, 2007
Cash		$ 55.8
Debt:
	Revolving Credit Facility - $50 million
	Term Loans	$349.9
	Mortgage Debt	177.7
	Capital Leases	1.7
	Senior Secured Debt	$529.3
	Subordinated Debt	200.0
	Total Debt	$729.3
	Market Capitalization (as of 3/21/08)	$552.5
	Total Capitalization	1,281.8

Capitalization Table

	Dec. 31, 2007
Total Net Debt (1)	$683.5
EBITDA (Normalized Pro Forma)	139.1
Interest Expense (Pro Forma)	59.2
Credit Statistics
Total Net Debt/EBITDA	4.91x
Total Net Senior Debit/EBITDA	3.48x
EBITDA/Interest Expense	2.35x
Lease Adjusted Credit Statistic (2)
Total Net Debt/EBITDAR	5.31x
Required Bank Covenants	2007	2008
Total Net Debt/EBITDA	6.25x	5.00x
Total Net Senior Debt/EBITDA	4.50x	3.50x
EBITDA/Interest Expense	1.80x	2.25x

Credit Statistics
(1) Total Debt reduced by cash balances in excess of $10 million (2) Lease adjusted debt estimated at 6x rent expense

( $ In Millions)	FYE 12/31/07
Cash flow from operations	$83.8
Capital expenditures	(33.5)
Free cash flow	$50.3

Strong Free Cash Flow

2008
Key Focus Areas
• Same store growth
• Harborside integration/synergies
• Distinct hospice growth plan
• Company wide process improvement initiatives
• Delever balance sheet